First Quarter Supplement May 2018

www.nblenergy.com | NYSE: NBL

1Q18 Key Highlights

Positioned for long-term value creation

Strengthened Financial Position and Prioritized Shareholder Returns

- Repurchased 9% of $750 million share repurchase program; increased quarterly dividend 10% in April
- Repaid $230 MM of NBL debt
- Exited 1Q18 with over $5 B in liquidity, including cash and undrawn NBL credit facility

Executed Several Strategic Accomplishments

- Executed sales agreements for Tamar and Leviathan gas to customers in Egypt; > 900 MMcf/d now under contract for Leviathan Phase I
- Closed the sale of 7.5% WI of Tamar and the Marcellus midstream assets
- Continued the portfolio transformation with the sale of the Gulf of Mexico assets

Strong Operational Execution and Cost Control

- Delivered 361 MBoe/d[(1)], 18%[(2)] increase from 1Q17, on organic capital expenditures of $781 MM
- Strong U.S. onshore oil volumes, up over 30%[(2)] from 1Q17
- Record 1Q gross sales volumes in Israel of 959 MMcfe/d

Midstream Integration Providing Operational Advantages

- Third central gathering facility (operated by NBLX) online in Delaware Basin in March, first facility on legacy CWEI acreage
- Record 162 MBoe/d oil and gas gathering volumes from NBLX operated systems

(1) Reflects the historical presentation of sales volumes pre-implementation of ASC 606 accounting standard. 1Q18 sales volumes totaled 370 MBoe/d post ASC 606 implementation.
(2) Adjusted for acquisitions and divestitures.

noble energy | 2

www.nblenergy.com | NYSE: NBL

1Q18 Actuals vs. Guidance

Strong earnings and cash flow start to 2018

Financial & Operating Metrics	1Q Guidance	1Q Actuals[1]
Total Sales Volumes (MBoe/d)	358 – 368	361
Oil (MBbl/d)	137 – 144	139
Natural Gas Liquids (MBbl/d)	64 – 68	65
Natural Gas (MMcf/d)	925 – 950	940
Organic Capital[2] ($MM)	750 – 850	781
Lease Operating ($/BOE)	4.40 – 4.70	4.78
Gathering, Transportation & Processing ($/BOE)	3.20 – 3.50	2.93
Production Taxes (% Oil, NGL, Gas Revenues)	4.4 – 4.8	4.6
DD&A ($/BOE)	14.00 – 14.75	14.44
Marketing ($MM)	8 – 12	5
Exploration ($MM)	40 – 60	35
G&A ($MM)	100 – 110	104
Interest, net ($MM)	70 – 85	73
Equity Investment Income ($MM)	35 – 50	47
Midstream Services Revenue – Third Party	10 – 20	13
Noncontrolling Interest – NBLX Public Unitholders	25 – 35	20

Adjusted Earnings	1Q ($MM)
Net Income attributable to NBL (GAAP)	**554**
Adjustments to Net Income, Before Tax	(322)
Adjusted Net Income attributable to NBL, Before Tax	232
Current Income Tax Effect of Adjustments	113
Deferred Income Tax Effect of Adjustments	(173)
Adjusted Net Income Attributable to NBL[3] (Non-GAAP)	**172**

Adjusted EBITDAX	1Q ($MM)
Net Income Including Noncontrolling Interest (GAAP)	**574**
Adjustments to Net Income, After Tax	(382)
DD&A	468
Exploration	35
Interest, net	73
Current Income Tax Expense, Adjusted	13
Deferred Income Tax Expense, Adjusted	16
Adjusted EBITDAX[3] (Non-GAAP)	**797**

(1) Reflects the historical presentation of sales volumes pre-implementation of ASC 606 accounting standard for more accurate comparison to guidance. 1Q18 sales volumes totaled 370 MBoe/d post ASC 606 implementation.
(2) Includes only NBL-funded portion of midstream capital expenditures.
(3) Non-GAAP reconciliation to GAAP measure available in 1Q18 earnings release.

noble energy | 3

www.nblenergy.com NYSE: NBL 4 Strengthened Financial Position Prudent financial management: a pillar of NBL’s business success Progressing Shareholder Return • Repurchased $67.5 MM outstanding shares, 9% of $750 MM share repurchase program • 10% dividend increase with 1Q18 raise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Accomplished Over $600 MM NBL Debt Reduction Objective • Repaid $230 MM of NBL debt in 1Q18 • Additional $379 MM reduction in 2Q18 removes legacy ROSE debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Investment Grade Credit Rating Reaffirmed • Fitch revised outlook to positive from stable • S&P revised outlook to stable from negative 0.0 2.0 4.0 6.0 1Q17 4Q17 1Q18 Available NBL Revolver Cash Increased Liquidity to Over $5 B $ B > $2.5 B NBL debt reduction since beginning of 2016 > $600 MM NBL debt reduction YTD in 2018

U.S. Onshore

www.nblenergy.com | NYSE: NBL

Delivering increasing oil volume growth through 2018

1Q18 Key Highlights

U.S. Onshore Oil Volumes of 103 MBbl/d

- Up over 30%(1) from 1Q17
- Delaware oil up 19% from 4Q17

Continued Advancing Drilling Efficiencies

- Increased drilled footage per day in 1Q18 by 3% in DJ, 10% in Delaware and 7% in Eagle Ford vs. 2017 average

Progressed Midstream Build-out in Support of Upstream Development

- Completed 3rd CGF in the Delaware Basin
- Building econode facilities, gathering and transport infrastructure in Mustang IDP (DJ Basin)

1Q18 Sales Volumes	DJ Basin(1)	Delaware	Eagle Ford	Total(1)
Oil (MBbl/d)	62	31	10	**103**
NGL (MBbl/d)	18	7	34	**59**
Gas (MMcf/d)	187	42	222	**451**
Total Sales (MBoe/d)	111	45	81	**237**


DJ Basin
31 wells online; 7,400 avg. lateral length
1 avg. operated rig; 11 wells drilled
18 wells completed
Delaware, Permian Basin
13 wells online; 8,430 avg. lateral length
6 avg. operated rigs; 20 wells drilled
18 wells completed
Eagle Ford
0 wells online
2 avg. operated rigs; 14 wells drilled
5 wells completed

Note: Represents NBL operated activity.

(1) Adjusted for acquisitions and divestitures.
(2) Reflects the historical presentation of sales volumes, pre-implementation of ASC 606 accounting standard. 1Q18 Total U.S. Onshore sales volumes totaled 246 MBoe/d and 1Q18 DJ Basin sales volumes totaled 120 MBoe/d post ASC 606 implementation.

noble energy | 5

U.S. Onshore Marketing
www.nblenergy.com | NYSE: NBL

Diversification provides price optionality and flow assurance

Multiple Options for Crude Oil End-markets

- All DJ Basin crude priced at Cushing
- Growing portion of Permian oil connected through central gathering facilities (CGFs) and transported via Advantage Pipeline (NBLX operated)
- Permian oil sold in basin to buyers with firm takeaway
- Securing firm transport for Permian oil takeaway on EPIC crude pipeline to Corpus Christi (2H19 startup)

Less than 20% of 2018 U.S. Onshore Oil Currently Subject to Midland Basis Pricing

Long-term Firm Processing Agreement for Permian Natural Gas and NGL Extraction

- Products sold in basin to party with extensive midstream and downstream assets

Diversified Crude Pricing Exposure(1)


2018E USO Pricing
Cushing
Midland
Mid/Cush Hedges
Gulf Coast
2020E USO Pricing
Cushing
Midland
Gulf Coast
DJ Basin
Cushing
Permian
Houston
Eagle Ford
Corpus Christi

(1) As of 4/30/2018.

noble energy | 6

Delaware Basin

Progressing full-field development

www.nblenergy.com | NYSE: NBL

Solid Execution Start to 2018

- 19% oil growth from 4Q17
- 13 wells online in 1Q, all multi-well pads and multi-zone development with 9 wells flowing through CGFs
- Operating 6 rigs and 3 frac crews

Progressing Midstream Infrastructure Build-out

- 3rd CGF completed in 1Q18, 1st servicing legacy CWEI acreage
- 2 additional CGFs online by end of 2Q18, expanding oil takeaway capacity to 90 MBbl/d
- All CGFs connected and flowing through Advantage pipeline

Driving Operating Efficiencies from Multi-well Pads and Longer Laterals

- 26% reduction in completion cycle time from multi-well pads in 1Q18 vs. single well development in 2017
- Increased wells online lateral length by 24% vs. 2017 average

117,000
Net acres

3,800
Gross locations(1)

7,800 ft
Average lateral Length

2 BBoe
Net unrisked resources(1)


Reeves
Ward
Pecos
NBL Acreage


Delaware Basin Net Production
Delivering High Margin Growth
MBoe/d
50
40
30
20
10
0
1Q17
2Q17
3Q17
4Q17
1Q18
Total
Oil (MBbl/d)

(1) *Locations and resources estimate effective as of beginning of 2018.*

noble energy | 7

Delaware Basin 1Q18 Activity

www.nblenergy.com | NYSE: NBL

Multi-well pad development across multiple zones

Extended Calamity Jane Results Exhibiting Flatter Declines

- Wolfcamp A Upper and 3rd Bone Spring continue to outperform expectations

Continued Strong Well Results Across Acreage

- 9 of 11 Wolfcamp A wells ranged from 1,000 – 2,400 Boe/d IP-30 with 78% average oil mix
  - Managing flowback (IPs) on longer laterals
  - Certain wells drilled to hold acreage
- Continue to be encouraged by initial results from other zones

Extending Long Lateral and Multi-well Pad Development into Legacy CWEI Acreage

- Pace of development aligned with infrastructure buildout
  - First 3-well pad tied into 3rd NBLX operated CGF, 1st CGF servicing legacy CWEI acreage
- First 10,000+ ft laterals showing flatter declines

Calamity Jane 7-well Pad

- 2 3rd Bone Spring, avg. IP-90 ~2,000 Boe/d
- 3 Wolfcamp A Upper, avg. IP-90 ~1,620 Boe/d
- 2 Wolfcamp A Lower, avg. IP-90 ~730 Boe/d
- Online late 4Q17, 7,000 ft avg. lateral length, 70% oil


Reeves
NBL Acreage
CGFs Online
2Q18 CGF
1Q18 pads

1Q18 Multi-Well Pads

- 6 wells in North and 7 wells in South
- 5 Wolfcamp A Upper, 6 Wolfcamp A Lower, 1 3rd Bone Spring and 1 Wolfcamp C
- 8,440 ft total avg. laterals

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Delaware Basin Produced Water Management

www.nblenergy.com | NYSE: NBL

Increasing operational flexibility and value

Infrastructure Strategically Designed with Produced Water Recycling and Disposal Options for Flow Assurance

- NBL recycle facilities and pond storage
- Increasing NBL operated vs. 3rd party SWD capacity
- Reduces footprint and removes truck usage for water hauling

Establishing Water Pipeline Network Across Acreage Position

- Increasing ability to utilize recycled water in completions

Expanding Recycling Efforts in 2018

- Over 1 MMBbl produced water recycled since late 2017
- Initial wells using recycled water performing in-line with expectations
- Reduces need for disposal and use of fresh water in completions

Kingfisher Water Facility




Substantially Increasing Use of Recycled Water for Completions
50%
40%
30%
20%
10%
0%
< [VALUE]
9%
> 30%
2017 Avg.
1Q18
YE18 Target

noble energy | 9

www.nblenergy.com NYSE: NBL 335,000 Net acres 2,350 Gross locations(3) 9,800 ft Average lateral Length 1.7 BBoe Net unrisked resources(3) 10 DJ Basin Strong execution and cash flow generation 0 25 50 75 100 1Q17 2Q17 3Q17 4Q17 1Q18 MBoe/d (1) Before tax operating cash flow (not including corporate burden) less capital investments (excluding NBLX capital). (2) Reflects the historical presentation of sales volumes, pre-implementation of ASC 606 accounting standard. 1Q18 DJ Basin oil mix totaled 52% post ASC 606 implementation. (3) Locations and resources estimate effective as of beginning of 2018. CO Weld Wells Ranch East Pony Mustang NBL Acreage Municipalities Low GOR: Mid High Wells Ranch and East Pony Sales Volumes(2) > 40% growth vs. 1Q17 Solid Operational Execution in 1Q18 • Over $100 MM asset level free cash flow(1) • Record oil mix of 56%(2) • Record combined volumes(2) of 88 MBoe/d from Wells Ranch and East Pony . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Volumes Return to Growth in 2H18 • 2Q18 volumes expected slightly lower than 1Q18 with planned third party processing turn-around • Adding 2nd rig and 3rd frac crew in 2Q18 • Timing Mustang wells online in coordination with infrastructure expansion • Developing Wells Ranch to maximize CGF throughput

DJ Basin

www.nblenergy.com | NYSE: NBL

Continued outstanding well results

Wells Ranch High Proppant Concentration Wells Showing Exceptional Productivity

- Wells utilized controlled flowback and are maintaining higher pressure

Currently Completing First Pads in Southern Mustang

- Utilizing learnings from Wells Ranch
- NBLX laying backbone gathering infrastructure (75% NBL owned, 25% NBLX)

Secured Multiple Outlets for Gas Processing in Mustang

- Diversified processing capacity and various offload points for flexibility of takeaway
- Protected through compression, applying Wells Ranch learnings

Kona Wells	
3	wells with 3,600 lbs/ft proppant, 10,500+ ft. lateral
4	wells with 2,800 lbs/ft proppant, 10,500+ ft. lateral
9+	MBoe/d gross current rate total at 70% oil after 65 days, still inclining


Wells Ranch

Mustang IDP	
30	wells planned to be online by year-end 2018 in lower GOR area
1.3	MMBoe type curve for 9,500 ft lateral, 1,800 lbs/ft proppant standard design


Mustang

noble energy | 11

Noble Midstream (NBLX)

www.nblenergy.com | NYSE: NBL

Peer-leading distribution growth and growing third-party services

20%	162	24%	2.3x
targeted annual distribution growth	MBoe/d record quarterly oil and gas volumes gathered in 1Q	increase in 1Q18 fresh water delivery compared to 4Q17	distribution coverage with a strong balance sheet

Delaware Basin Highlights

- Delivering CGF Construction to Plan in Support of NBL Delaware Volume Growth
  - Coronado (3rd CGF in basin) online in 2Q18
  - Billy Miner II (4th CGF in basin) online in late April
  - Collier (5th CGF in basin) expected online by end of 2Q18
- All CGFs Connecting through Advantage System by Mid-year
- Grew Advantage Pipeline Oil Throughput to 88 MBbl/d; 47% increase from 4Q17
- Expanding Advantage Pipeline Capacity to 200 MBbl/d by End of 3Q18

DJ Basin Highlights

- Record Wells Ranch and East Pony Volumes Gathered
- Construction Underway on Mustang IDP Gathering Infrastructure, Online by Mid-2018
  - Began fresh water delivery in March
  - Spec oil, gas and water system expected online by mid-year
- Closed Acquisition of Saddle Butte and Successfully Integrated Operations
  - Planned connection for Mustang volumes
- Planning for Significant 2H18 Activity and Throughput Ramp

noble energy | 12

www.nblenergy.com NYSE: NBL 33,000 Net acres 320 Gross locations(1) 6,400 ft Average lateral Length 400 MMBoe Net unrisked resources(1) 13 Eagle Ford Maximizing cash flows Eagle Ford Net Production Volumes Trending as Expected 0 25 50 75 100 1Q17 2Q17 3Q17 4Q17 1Q18 MBoe/d TX Dimmit Gates Ranch NBL Acreage Webb (1) Locations and resources estimate effective as of beginning of 2018. Cash Flow Generation from Significant 2017 Volume Ramp • 1Q18 sales volumes of 81 MBoe/d, up nearly 2x vs. 1Q17 • ~3 MBoe/d facility down-time impacts to 1Q18 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2018 Wells Online in North Gates Ranch • 5-well pad co-development of Upper and Lower Eagle Ford wells online in 2Q18 • 4-well pad targeting Lower Eagle Ford expected online in 2Q18 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Strong Safety Performance • 185 days no lost time or recordable incidents

www.nblenergy.com NYSE: NBL 14 Eastern Mediterranean Growing natural gas demand with stable long-term cash flows Tamar 25% WI Tamar SW 25% WI Tel Aviv Ashdod Israel Egypt Aphrodite 35% WI Leviathan 39.7% WI Dor Discovery Existing Pipeline Planned Pipeline Field Development NBL Interests Producing 0 250 500 750 1,000 Tamar Gross Production MMcfe/d 1Q 2Q 3Q 4Q 2014 1Q 2Q 3Q 4Q 2015 1Q 2Q 3Q 4Q 2016 1Q 2Q 3Q 4Q 2017 1Q 2QE 2018 1Q 2Q 3Q 4Q 2013 Record 1Q Gross Sales Volumes of 959 MMcfe/d; Net Sales Volumes at 263 MMcfe/d • Strong price realizations of $5.48/Mcf • Zero recordable incidents in the first quarter • Tamar gross cumulative production of 1.5 Tcf • Closed sale of 7.5% Tamar working interest in March 2018 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Over 900 MMcf/d Total Volume Under Contract for Leviathan • Signed 350 MMcf/d firm contract to Dolphinus (Egypt) for 10 years supplying industrial and power generation customers • ~40 MMcf/d agreement for gas from Tamar and then Leviathan (upon field start-up) supplying existing power generation in Israel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Executed Interruptible Contract for up to 350 MMcf/d to Dolphinus (Egypt) from Tamar

Leviathan Development

Major project progressing towards first gas sales by year-end 2019

www.nblenergy.com | NYSE: NBL

Leviathan Development On Track; ~45% complete

- Construction of the platform is progressing
- Drilling rig arrived on-site in March and drilled Leviathan-3 well to TD in early April
- Pipe lay vessel is on-site, completed installation of 14" infield flowlines and installing 18" takeaway pipelines
- Project remains on schedule and on budget


Project Phase
2017
2018
2019
Sanction
Order Critical Path Equipment
Detail Design and Engineering
Equipment Manufacturing
Drilling and Completions
Pipeline Manufacturing
Offshore Platform Installation
Commissioning and First Gas



Construction of Leviathan Platform



Pipe Lay Vessel



Ensco DS-7 Drill Ship

noble energy | 15

Other Global Offshore

www.nblenergy.com | NYSE: NBL

Continued exceptional operational and safety performance

Reliable Performance at West Africa

- West Africa sales volumes of 56 MBoe/d (30% oil)
- Exceeded 2 years at Aseng and almost 4 years at Alen without a recordable safety incident
- Strong West Africa volumes in 2Q expected from multiple liftings, anticipated to be underlifted in 3Q

Progressing Negotiations with all Stakeholders to Monetize Significant Discovered Gas in EG and Cameroon

Closed Sale of Gulf of Mexico Business on April 12th

- Earlier than anticipated closing due to Fieldwood's successful restructuring
- Volumes included in 2Q guidance through closing date


Alba Field
33% WI
Equatorial Guinea
Cameroon
Alen
45% WI
Methanol Plant 45% WI
LPG Plant 28% WI
Bioko Island
Yoyo
Yolanda
Aseng
40% WI
NBL Interests
Producing
Discoveries



Alen Platform, West Africa

noble energy | 16

www.nblenergy.com NYSE: NBL 17 Appendix

www.nblenergy.com NYSE: NBL 18 Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "believes“, "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual reports on Form 10-K, respectively, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We may use certain terms in this presentation, such as “net unrisked resources”, which by their nature are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation also contains certain non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the attached schedules for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures.

www.nblenergy.com NYSE: NBL 19 Second Quarter 2018 Guidance Capital & Cost Metrics Capital Expenditures(2) ($MM) Total Company Organic Capital $750 - $850 Cost Metrics LOW HIGH Lease Operating Expense ($/BOE) 3.70 4.00 Gathering, Transportation & Processing ($/BOE) 3.30 3.60 Production Taxes (% Oil, Gas, NGL Revenues) 4.5 4.9 Marketing ($MM) 8 12 DD&A ($/BOE) 14.00 14.75 Exploration ($MM) 30 50 G&A ($MM) 100 110 Interest, net ($MM) 70 80 Other Guidance Items ($MM) Equity Investment Income 35 50 Midstream Services Revenue – Third Party 10 20 Non-Controlling Interest – NBLX Public Unitholders 10 20 2Q 2018 Sales Volume Crude Oil and Condensate (MBbl/d) Natural Gas Liquids (MBbl/d) Natural Gas (MMcf/d) Total Equivalent (MBoe/d) Low High Low High Low High Low High United States Onshore 103 108 60 64 460 485 240 250 United States Gulf of Mexico(1) 4 4 - - 4 4 4 5 Israel - - - - 200 220 33 37 Equatorial Guinea 15 19 - - 205 225 51 56 Equatorial Guinea - Equity method investment 1 2 5 6 - - 6 7 Total Company 124 132 65 70 885 910 340 350 (1) U.S. Gulf of Mexico volumes are included in sales guidance through closing April 12, 2018. (2) Includes only NBL-funded portion of midstream capital expenditures.

www.nblenergy.com | NYSE: NBL

Full-Year 2018 Guidance

Full-Year 2018 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	111	117	61	66	460	490	252	262
United States Gulf of Mexico[1]	5	6	-	1	6	7	6	7
Israel[1]	-	-	-	-	215	240	36	40
Equatorial Guinea	13	17	-	-	185	210	45	50
Equatorial Guinea - Equity method investment	1	2	5	5	-	-	6	7
Total Company	**133**	**139**	**68**	**72**	**895**	**920**	**350**	**360**

Capital & Cost Metrics		
Capital Expenditures[2] ($MM)		
Total Company Organic Capital	$2,700 - $2,900	
Cost Metrics	LOW	HIGH
Lease Operating Expense ($/BOE)	3.80	4.20
Gathering, Transportation & Processing ($/BOE)	3.15	3.50
Production Taxes (% Oil, Gas, NGL Revenues)	4.7	5.1
Marketing ($MM)	35	50
DD&A ($/BOE)	14.50	15.25
Exploration ($MM)	125	150
G&A ($MM)	400	430
Interest, net ($MM)	260	300
Other Guidance Items ($MM)		
Equity Investment Income	160	200
Midstream Services Revenue – Third Party	60	80
Non-Controlling Interest – NBLX Public Unitholders	80	105

(1) U.S. Gulf of Mexico volumes are included in sales guidance through closing April 12, 2018. Israel sales volumes reflect divestment of 7.5% interest in Tamar on March 11, 2018.
(2) Includes only NBL-funded portion of midstream capital expenditures.

noble energy | 20

Investor Relations Contacts Brad Whitmarsh Megan Dolezal Lauren Brown 281.943.1670 281.943.1861 281.872.3208 brad.whitmarsh@nblenergy.com megan.dolezal@nblenergy.com lauren.brown@nblenergy.com Visit us on the Investor Relations Homepage at www.nblenergy.com